UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   December 15, 2003
                                                 ----------------------------


                                 NYMAGIC, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         New York                       1-11238                13-3534162
----------------------------      --------------------     ------------------
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)



  919 Third Avenue, New York, New York                            10022
----------------------------------------                        ---------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code      212.551.0600
                                                     -----------------------


        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 5.  Other Events.

         The purpose of this report is to update the certificate of incorporation as on file with the Securities and Exchange Commission to include charter amendments, which inadvertently had not been filed as exhibits to the Registrant's periodic reports.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.


Exhibit Number        Description
--------------        -----------

99.1                  Registrant's Certificate of Incorporation, as amended.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 16, 2003
                                            NYMAGIC, INC.

                                            By:  /s/ Paul J. Hart
                                               ----------------------------
                                                  Paul J. Hart
                                                  General Counsel

                                 EXHIBIT INDEX


Exhibit Number        Description
--------------        -----------

99.1                  Registrant's Certificate of Incorporation, as amended.